UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 20, 2008

BPZ Resources, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-12697	33-0502730
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation)

580 Westlake Park Blvd., Suite 525

Houston, Texas 77079

(Address of Principal Executive Offices)

(281) 556-6200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                       Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

c)  Effective November 20, 2008, BPZ Resources, Inc. d/b/a BPZ Energy, Inc. (the “Company”)  appointed Heath W. Cleaver as Vice President – Chief Accounting Officer of the Company.  Mr. Cleaver, 35, joined the Company as Corporate Controller in October 2006.

Mr. Cleaver has 13 years of diversified experience in senior accounting and reporting positions, primarily with emerging companies.  Prior to joining the Company, Mr. Cleaver performed SEC consulting services for various public and private companies from August 2004 to October 2006.  Mr. Cleaver performed such engagements independently, with Tidel Technologies, as well as contracted his services through Axia Resources to Calpine Natural Gas, Rosetta Resources and Index Oil & Gas.  From November 1997 through August of 2004, Mr. Cleaver served in various accounting roles with Horizon Offshore Contractors.  From November 2003 to August 2004, Mr. Cleaver served as Financial Controller and from August 2002 to November 2003, Mr. Cleaver served as Assistant Controller for Horizon.  Mr. Cleaver is a Certified Public Accountant and holds a Bachelor’s Degree in Business Administration – Accounting from Texas A&M University.

There is currently no employment agreement between the Company and Mr. Cleaver.  Mr. Cleaver will serve as Vice President – Chief Accounting Officer until his successor is fully elected and has qualified by the Board of Directors of the Company, or, if earlier, until his death, resignation or removal from office.  The compensation arrangement, including any adjustment of base salary and/or any equity awards, in connection with the appointment of Mr. Cleaver is currently under consideration by the Compensation Committee.  There are no family relationships between Mr. Cleaver and any director or executive officer of the Company which would require disclosure under Item 401(d) of Regulation S-K and no transactions between Mr. Cleaver or any of his immediate family members and the Company or any of its subsidiaries which would require disclosure under Item 404(a) of Regulation S-K.

ITEM 7.01.                                    Regulation FD Disclosure.

In connection with the appointment of Mr. Cleaver, the Company issued a press release on November 24, 2008, which is being furnished as Exhibit 99.1 to this report.

ITEM 9.01.                                    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated November 24, 2008, and furnished with this report.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BPZ RESOURCES, INC.
(Registrant)

Dated: November 24, 2008	By:	/s/ Edward G. Caminos
	Name:	Edward G. Caminos
	Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	BPZ Resources, Inc. Press Release, dated November 24, 2008, and furnished with this report.